Thornburg Florida Intermediate Municipal Fund
All data as of 9.30.99
Fund Facts
Thornburg Florida Intermediate Municipal Fund
         A Shares
SEC Yield ...............................................        3.78%
Taxable Equivalent Yields ...............................        6.46%
NAV .....................................................   $   11.79
Max. Offering Price .....................................   $   12.03

Total returns
(Annual Average - After Subtracting Maximum Sales Charge)

One Year (2.33)%
Five Year ...............................................        4.90%
Since Inception .........................................        4.14%
Inception Date ..........................................   (2.1.1994)

The taxable equivalent yield assumes a 39.6% marginal federal tax rate and a 0.2% intangible tax.
The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost. Maximum sales charge of the Fund's Class A Shares is 2.00%. The Fund's Class C Shares were converted to Class A Shares on April 30, 1996. The data quoted represent past performance and may not be construed as a guarantee of future results.

Letter to shareholders


Dear Fellow Shareholder,
The fiscal year ending September 30, 1999 continued a period of change in the bond market. After falling to their lowest levels in several years in October 1998, interest rates have risen steadily throughout 1999. The net asset value of the A shares decreased 58 cents per share to $11.79 over the year. If you were with us for the entire period, you received dividends of 54.1 cents per share. If you reinvest your dividends, you received 55.2 cents per share.
Your fund is a managed bond portfolio. Its performance over the last year is a total of all the stories of the individual bonds in our portfolio plus a few that we traded during the period. One typical story pertains to our investment in $1,000,000 of the Hillsborough County IDA bonds for University Hospital due 8/15/2006. This is a AAA-rated, insured bond. The graph on this page compares the price change of Thornburg Florida Intermediate Municipal Fund with the price change in the Hillsborough County bond. Note: This graph considers market price changes only, not total return. On September 30, 1998 this bond was worth 109.475% of its $1 million maturity amount at a then market yield of 4.08%. On September 30, 1999 an increase in its market yield to 4.75% decreased the price of the bond to 104.35% of its maturity value. In general, the price volatility of your fund was almost exactly equal to that of the single Hillsborough County bond.














Nothing has happened in the last several years of fluctuating interest rates to change the ultimate maturity value of this bond, or most of the other bonds you own through your investment in this fund. What has changed? The interim market prices of these bonds moved lower through most of 1999, with the shortest and highest quality bonds performing best. If interest rates drop in the future, the longest bonds in the portfolio will perform best.

Your portfolio includes over 50 bonds from various Florida bond issuers, 85% of which are rated A or better by one of the major rating agencies. Your bond portfolio in Thornburg Florida Intermediate Municipal Fund is laddered to give a dollar weighted average maturity of approximately 8.5 years. This is shorter than the 10-year maximum average maturity for your fund. Percentages of the portfolio maturing in the coming years are summarized below:

        % of portfolio          Cumulative %
        maturing within      maturing by end of

         2 years = 10%          year 2 = 10%
    2 to 4 years = 8%           year 4 = 18%
    4 to 6 years = 16%          year 6 = 34%
    6 to 8 years = 16%          year 8 = 50%
   8 to 10 years = 10%          year 10 = 60%
  10 to 12 years = 12%          year 12 = 72%
  12 to 14 years = 12%          year 14 = 84%
  14 to 16 years = 13%          year 16 = 97%
  16 to 18 years = 2%           year 18 = 99%
   Over 18 years = 1%

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity bonds has allowed your fund to consistently perform well in varying interest rate environments. Your fund has earned Morningstar's 4-star overall rating* for risk adjusted performance. We would like to attribute this to capable execution of a sensible investment strategy over time. Thank you for investing in Thornburg Florida Intermediate Municipal Fund.
Sincerely,


Brian J. McMahon  George T. Strickland
Portfolio Manager Portfolio Manager

*Morningstar proprietary rating reflects historical risk adjusted performances as of 9/30/99. Ratings are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar overall ratings are calculated from the funds' three-, five-, and ten year average annual returns and a risk factor that reflects fund performance relative to three month Treasury bill returns. 10% of the funds in an investment category receive five stars and 22.5% receive four stars. THFLX is ranked 4 stars for the 3 year period and 4 stars for the 5 year period. At 9/30/99, there were 1,611 bond funds with 3-year ratings and 1,241 with 5-year ratings in Morningstar's Municipal Single-State Intermediate category. Past performance cannot guarantee future results.

Statement of assets and liabilities
ASSETS

Investments at value (cost $31,328,492) ...................   $31,437,691
Cash ......................................................        71,965
Receivable for investments sold ...........................        41,947
Interest receivable .......................................       534,085
Receivable for fund shares sold ...........................         3,134
Prepaid expenses and other assets .........................           522
         Total Assets .....................................    32,089,344

LIABILITIES

Payable for securities purchased ..........................     1,687,065
Payable for fund shares redeemed ..........................        53,185
Accounts payable and accrued expenses .....................        56,799
Payable to investment advisor (Note 3) ....................        13,495
Dividends payable .........................................        57,712
         Total Liabilities ................................     1,868,256

NET ASSETS ................................................   $30,221,088

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share ($30,221,088
applicable to 2,563,502 shares of beneficial interest
outstanding - Note 4) .....................................   $     11.79

Maximum sales charge, 2.00% of offering
price (2.04% of net asset value per share) ................          0.24
Maximum Offering Price Per Share ..........................   $     12.03

See notes to financial statements .........................

Statement of operations

INVESTMENT INCOME:
Interest income (net of premium amortized
of $82,305) .................................................   $ 1,647,260

EXPENSES:
Investment advisory fees (Note 3) ...........................       151,487
Administration fees (Note 3) ................................        37,871
Service fees (Note 3) .......................................        74,228
Transfer agent fees .........................................        20,655
Custodian fees ..............................................        32,257
Professional fees ...........................................         2,501
Accounting fees .............................................         2,698
Trustee fees ................................................           400
Other expenses ..............................................         3,497

         Total Expenses .....................................       325,594

Less:
         Expenses reimbursed by investment advisor (Note 3) .       (24,439)

         Net Expenses .......................................       301,155

         Net Investment Income ..............................     1,346,105

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (Note 5)
Net realized gain (loss) on investments sold ................      (215,943)
Increase (decrease) in unrealized appreciation of investments    (1,257,165)

         Net Realized and Unrealized
         Gain (Loss) on Investments .........................    (1,473,108)

         Net Increase (Decrease) in Net Assets Resulting
         From Operations ....................................   $  (127,003)

See notes to financial statements ...........................


Statements of changes in net assets
                                                                            Year Ended        Year Ended
                                                                       September 30, 1999  September 30, 1998
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ..................................................   $  1,346,105    $  1,200,246
Net realized gain (loss) on investments sold ...........................       (215,943)            829
Increase (decrease) in unrealized appreciation of investments ..........     (1,257,165)        521,930

         Net Increase (Decrease) in Net Assets Resulting from Operations       (127,003)      1,723,005

DIVIDENDS TO SHAREHOLDERS:
From net investment income
                  Class A Shares .......................................     (1,346,105)     (1,200,246)

FUND SHARE TRANSACTIONS (Note 4):
Class A Shares .........................................................      3,603,645       2,904,944

         Net Increase in Net Assets ....................................      2,130,537       3,427,703

NET ASSETS:
         Beginning of year .............................................     28,090,551      24,662,848

                  End of year ..........................................   $ 30,221,088    $ 28,090,551

See notes to financial statements ......................................


Notes to financial statements
Note 1 - Organization
Thornburg Florida Intermediate Municipal Fund (the "Fund"), is a non-diversified series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing seven series of shares of beneficial interest in addition to those of the Fund:
Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, and Thornburg Global Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Fund currently offers only one class of shares of beneficial interest, Class A shares.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices at 4:00pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the year ended September 30, 1999 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes. Net realized capital losses are carried forward to offset realized capital gains in future years. To the extent such carryforwards are used, no capital distributions will be made. When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually. General:
Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee and Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the year ended September 30, 1999, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 1999, the Adviser voluntarily reimbursed certain operating expenses amounting to $24,439. The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the year ended September 30, 1999, the Distributor earned commissions aggregating $9,028 from the sale of Class A shares. Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed .25 of 1% per annum of the average net assets attributable to each class of shares of the Fund for payments made by the Adviser to
securities   dealers  and  other   financial   institutions  to  obtain  various
shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffilliated trustees is borne by the Trust.
Note 4 - Shares of Beneficial Interest At September 30, 1999 there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $30,479,242. Transactions in shares of beneficial interest were as follows:

                                          Year Ended September 30, 1999      Year Ended September 30, 1998
Class A Shares .......................        Shares          Amount          Shares        Amount
Shares sold ..........................        773,239    $  9,449,540       1,756,020    $ 21,482,186
Shares issued to shareholders in
         reinvestment of distributions         48,560         589,073          37,405         457,724
Shares repurchased ...................       (529,473)     (6,434,968)     (1,554,599)    (19,034,966)

Net Increase .........................        292,326    $  3,603,645         238,826    $  2,904,944


Note 5 - Securities Transactions
For the year ended September 30, 1999, the Fund had purchase and sale transactions (excluding short-term securities) of $14,227,567 and $11,069,010, respectively. The cost of investments for Federal Income tax purposes is $31,328,492. At September 30, 1999, net unrealized appreciation of investments was $109,199, resulting from $551,467 gross unrealized appreciation and $442,268 gross unrealized depreciation. Accumulated net realized losses from securities transactions included in net assets at September 30, 1999 aggregated $367,353. For Federal income tax purposes, the Fund had deferred capital losses occuring subsequent to October 31, 1998 of $210,000 and capital loss carryforwards of $153,000. The carryforwards expire in varying amounts through 2007.

Financial highlights

                                                                                   Year Ended September 30,
                                                                 1999           1998           1997          1996           1995
Class A Shares:
Net asset value, beginning of year ...................      $    12.37      $   12.14        $ 11.88      $   11.83      $    11.54


Income from investment operations:
                  Net investment income ..............            0.54           0.56           0.56           0.57           0.63
                  Net realized and unrealized
                  gain (loss) on investments(0.58) ...            0.23           0.26           0.05           0.29

Total from investment operations .....................           (0.04)          0.79           0.82           0.62           0.92
Less dividends from:
                  Net investment income ..............           (0.54)         (0.56)         (0.56)         (0.57)         (0.63)

Change in net asset value ............................           (0.58)          0.23           0.26           0.05           0.29

Net asset value, end of year .........................   $       11.79      $   12.37     $    12.14      $   11.88      $   11.83

Total return (a) .....................................           (0.36%)         6.62%          7.04%          5.37%          8.22%

Ratios/Supplemental Data Ratios to average net assets:
                  Net investment income ..............            4.44%          4.54%          4.65%          4.80%          5.41%
                  Expenses, after expense reductions .            0.99%          0.98%          0.83%          0.61%          0.38%
                  Expenses, before expense reductions             1.08%          1.11%          1.13%          1.34%          1.44%

Portfolio turnover rate ..............................           35.91%         70.81%         51.48%         77.12%         89.60%

Net assets at end of year (000) ......................    $     30,221     $   28,091     $   24,663     $    19,501    $    14,822


(a) Sales loads are not reflected in computing total return.


Schedule of Investments Thornburg Florida Intermediate Municipal Fund September 30, 1999
CUSIPS: Class A - 885-215-707; NASDAQ Symbol: Class A - THFLX

595,000             Brevard County Tourist Development Tax Revenue Series 1993,   NR/NR        $603,092
                    6.325% due 3/1/2003(Florida Marlins Training Facilities)
400,000             Broward County Educational Facilities Authority Series        NR/AAA       417,752
                    1994, 5.60% due 4/1/2004(Nova Southeastern University
                    Project; Guaranteed: Connie Lee)
570,000             Broward County Health Facilities Authority, 7.00% due         Aaa/AAA      606,092
                    8/15/2011 (North BeachHospital Project; Insured: MBIA)
180,000             Broward County Housing Finance Authority Home Mortgage        Aa2/BBB      42,352
                    Revenue, 0% due 4/1/2014
155,000             Cape Coral Special Obligation Wastewater Revenue, 5.625%      Aaa/AAA      157,127
                    due 7/1/2000 (GreenArea Project; Insured: FSA)
300,000             Cape Coral Special Obligation Wastewater Revenue, 5.75% due   Aaa/AAA      308,013
                    7/1/2001 (Green AreaProject; Insured: FSA)
150,000             Cape Coral Special Obligation Wastewater Revenue, 6.00% due   Aaa/AAA      158,208
                    7/1/2003 (Green AreaProject; Insured: FSA)
390,000             Cape Coral Special Obligation Wastewater Revenue, 6.10% due   Aaa/AAA      401,115
                    7/1/2005 (Green AreaProject; Insured: FSA)
425,000             Clearwater Housing Authority Finance Revenue Refunding,       NR/A         419,747
                    5.40% due 5/1/2013
900,000             Clermont Water & Sewer Revenue Refunding, 5.00% due           NR/NR        907,992
                    12/1/2000
385,000             Cooper City Utility Systems Revenue, Capital Appreciation     Aaa/AAA      236,937
                    Refunding Series A, 0%due 10/1/2006
285,000             Dade County General Obligation, 7.00% due 10/1/2006           Aaa/AAA      322,460
                    (Insured: AMBAC)
230,000             Dade County Health Facilities Revenue - Catholic Health,      A1/NR        235,780
                    7.50% due 8/15/2000(LOC: Allied Irish Bank)
35,000              Duval County Single Family Housing Revenue, 10.25% due        Aaa/AAA      34,426
                    5/15/2016
135,000             Escambia Housing Finance Authority, 6.15% due 4/1/2000        Aaa/NR       135,603
                    (Collateralized: GNMA)
1,000,000           Florida Housing Development Authority, 6.25% due 12/1/2006    NR/AAA       1,025,040
                    (Hammock's PlaceProject)
250,000             Florida Housing Finance Agency Refunding Multi Family         NR/AAA       256,850
                    Housing Series C, 5.55%due 2/1/2006
1,000,000           Florida Housing Finance Agency Multi Family Housing Revenue   NR/NR        1,001,570
                    Series 1983-F, 5.35%due 12/1/2005 mandatory put 6/1/00
                    (Insured: Connecticut General)
1,000,000           Florida Housing Finance Agency Multi Family Housing Revenue   NR/NR        1,001,570
                    Series 1983-G, 5.35%due 12/1/2005 mandatory put 6/1/00
                    (Insured: Connecticut General)
310,000             Florida Housing Finance Agency Revenue Bonds, 5.30% due       Aaa/AAA      314,449
                    12/1/2004 (Insured:AMBAC)
950,000             Florida Housing Finance Authority Series 94-B, 5.70% due      NR/AAA       985,920
                    10/1/2024 mandatory put10/1/04 (Plantation Colony Project;
                    Collateralized: FNMA)
650,000             Florida Housing Finance Authority Multi Family Housing        NR/AA-       653,075
                    Revenue, 5.10% due4/1/2013 put 4/1/02 (Park Colony Project;
                    LOC: Mellon Bank)
300,000             Florida State Board of Education Series C, 6.00% due          Aaa/AA       302,064
                    5/1/2007
220,000             Florida State Board of Education Series D, 6.20% due          Aaa/AAA      222,647
                    5/1/2007 (Insured: MBIA)(ETM)
200,000             Florida State Department Corrections Certificates of          Aaa/AAA      211,264
                    Participation OkeechobeeCorrectional, 5.90% due 3/1/2004
                    (Insured: AMBAC)
95,000              Fort Myers Improvement Revenue, 6.00% due 12/1/2013           Aaa/AAA      96,100
                    (Insured: ACA)
365,000             Halifax Hospital Medical Center Health Care Facilities        NR/A         338,366
                    Revenue Series A, 5.00%due 4/1/2012 (Insured: ACA)
1,000,000           Halifax Hospital Medical Center Health Care Facilities        NR/A         904,900
                    Revenue Series A, 5.20%due 4/1/2018
300,000             Hernando County Industrial Development Revenue, 8.50% due     NR/NR        327,297
                    12/1/2014 (FloridaCrushed Stone Project)
1,000,000           Hillsborough County Industrial Development Authority, 5.50%   Aaa/AAA      1,043,490
                    due 8/15/2006(University Community Hospital Inc. Project;
                    Insured: MBIA)
1,000,000           Jacksonville Health Facilities Authority Hospital Revenue,    Aa2/AA+      1,012,810
                    5.75% due 8/15/2014
150,000             Jacksonville Health Facilities Industrial Development         Baa2/NR      151,966
                    Revenue, 5.70% due12/1/2004 (National Benevolent
                    Association Project)
100,000             Jacksonville Health Facilities Industrial Development         Baa2/NR      100,803
                    Revenue, 6.00% due12/1/2009 (National Benevolent
                    Association Project)
100,000             Jacksonville Health Facilities Industrial Development         Baa2/NR      101,998
                    Revenue, 6.05% due12/1/2010 (National Benevolent
                    Association Project)
600,000             Jacksonville Health Facilities Industrial Development         Baa1/NR      666,234
                    Revenue, 8.00% due12/1/2015 (National Benevolent
                    Association Project)
290,000             Jacksonville Housing Revenue Windermere Manor Series A,       NR/AAA       292,590
                    5.125% due 9/20/2004(Collateralized: GNMA)
100,000             Jacksonville Loan Obligation Custody Receipts, 6.10% due      Aaa/AAA      100,198
                    4/1/2001 (Insured:MBIA)
983,178             Lummus Housing Development Corp., 8.00% due 12/1/2010         NR/NR        983,178
                    (Elderly Housing, Section8 Project)
1,465,000           Manatee County Revenue, 5.00% due 4/1/2015 (when issued)      Aaa/AAA      1,365,658
2,500,000           Miami Dade County Special Obligation Subordinated Series      Aaa/AAA      1,133,375
                    1997-C, 0% due10/1/2013 (Insured: MBIA)
185,000             Mirimar Wastewater Improvement Assessment Revenue, 6.00%      Aaa/AAA      193,850
                    due 10/1/2002 (Insured:FGIC)
760,000             Mirimar Wastewater Improvement Assessment Revenue, 6.25%      Aaa/AAA      824,182
                    due 10/1/2005 (Insured:FGIC)
1,000,000           Orange County Health Facilities Authority Revenue,            NR/AA        931,970
                    Refunding, 5.125% due6/1/2014 (Mayflower Retirement
                    Project)
1,000,000           Orange County Health Facilities Authority Revenue, 5.40%      Aaa/AAA      949,630
                    due 7/1/2019 (Insured:FSA)
210,000             Orange County Housing Finance Authority, 6.10% due            NR/AAA       214,626
                    10/1/2005 (Collateralized:FNMA/GNMA)
485,000             Orange County Housing Finance Authority Multi Family,         NR/AAA       492,328
                    Revenue Series B, 5.375%due 11/1/2025 (Sun Lake Apartments
                    Project)
115,000             Osceola County Health Facilities Revenue Series 1994, 5.75%   Aaa/AAA      120,601
                    due 5/1/2004(Evangelical Lutheran Good Samaritan Project;
                    Insured: AMBAC)
100,000             Osceola County Industrial Development Authority, 7.50% due    Aaa/AAA      104,387
                    7/1/2002 (Insured:AMBAC)
515,000             Palm Beach County Industrial Development Revenue Series       NR/A+        544,082
                    1996, 6.10% due12/1/2007 (Lourdes-Noreen McKeen-Geriatric
                    Care Project; LOC: Allied Irish Bank)
270,000             Palm Beach County Industrial Development Revenue Series       NR/A+        286,637
                    1996, 6.20% due12/1/2008 (Lourdes-Noreen McKeen-Geriatric
                    Care Project; LOC: Allied Irish Bank)
690,000             Pensacola Airport Revenue, 6.25% due 10/1/2005                Aaa/AAA      745,000
800,000             Pinellas County Educational Facility Authority Revenue,       NR/NR        866,080
                    8.00% due 2/1/2011(Clearwater Christian College Project)
1,390,000           Port Orange Water And Sewer Revenue Refunding, 5.25% due      Aaa/AAA      1,409,724
                    10/1/2010 (Insured:AMBAC)
500,000             Port St. Lucie Utility System Revenue Series 1996-A, 0% due   Aaa/AAA      351,660
                    9/1/2007 (Insured:FGIC)
700,000             Saint Johns County Housing Finance Authority Housing,         NR/A1+       700,000
                    Revenue, 3.75% due11/1/2014 put 7/01/99 (daily demand
                    notes)
500,000             Seminole County School Board Certificates of Participation,   Aaa/AAA      535,200
                    5.75% due 7/1/2006(Insured: MBIA)
1,000,000           South Broward Hospital District Revenue, 7.50% due 5/1/2008   Aaa/AAA      1,112,750
                    (Insured: AMBAC)
1,000,000           Tampa Revenue, 5.50% due 11/15/2013 (Insured: MBIA)           Aaa/AAA      1,011,700
470,000             Walton County School Board Certificates Participation,        Aaa/AAA      463,176
                    5.25% due 7/1/2013(Insured: FSA)

                    TOTAL INVESTMENTS (Cost $31,328,492)                                       $ 31,437,691

                    See notes to financial statements.



Report of Independent accountants

To the Board of Trustees and Shareholders of Thornburg Investment Trust In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Florida Intermediate Municipal Fund series of Thornburg Investment Trust (hereafter referred to as the "Fund") at September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended September 30, 1998, including the financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose report dated October 23, 1998 expressed an unqualified opinion on those financial statements. PricewaterhouseCoopersLLP New York, New York October 29, 1999 change in Independent accountants

Thornburg Investment Trust
On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP
(PwC) to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC. The reports of McGladrey on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through August 13, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report. On September 22, 1999, the Fund, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditor.

Index Comparisons
Index Comparison
Compares performance of Intermediate Florida Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, February 1, 1994 to September 30, 1999. On September 30, 1999, the weighted average securities ratings of the Index and the Fund were AA and AA+, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 8.5 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.













Class A
Average Annual Total Returns (at max. offering price)
(periods ended 9/30/99)
One Year:                 (2.33)%
Five Years:                4.90%
From Inception (2/01/94):  4.14%

Y2k Update
We Are Ready for the Year 2000

Dear Shareholders,

I wish to inform you about our success with respect to being Year 2000 compliant in the computer systems used to manage your Thornburg funds investment. Your shareholder records are kept on a large computer system belonging to our transfer agent, DST Systems. Accounting data pertaining to your investment portfolio reside on large systems belonging to State Street Bank and its affiliates. We have smaller computer networks at Thornburg Investment Management to help us organize and manage our investment activities. I will describe briefly the Year 2000 status of each area.

Shareholder records for Thornburg funds are kept on computers that use a DST software system called "TA 2000." DST is one of the largest mutual fund record processors in the world, keeping shareholder records for many large mutual fund families. The TA 2000 system, as is name implies, was built with 4-digit year description fields in order to be Year 2000 compliant. To quote from DST's February 1999 newsletter, "Internal 2000 readiness testing of TA 2000 and TRA 2000 is complete. Several retests of critical TA 2000 (and TRAC 2000) functions were also completed successfully in 1998. With the completion of these internal tests, the TA 2000 (and TRAC 2000) systems are considered to be Y2K ready." There are no hedge words in the preceeding 3 sentences! I am not surprised. I first heard DST talk about taking concrete measures to deal with Y2K issues about 8 years ago. If you worry about electric power continuity, I can inform you that DST maintains its own diesel powered backup generating station adjacent to its computer facility.
Both are located in geologically stable limestone caves east of Kansas City.

Asset custody and fund accounting records of the Thornburg funds are stored on State Street Bank computers. We use a variety of software systems to carry out all activities relating to running the funds. We are informed that this software infrastructure has been 100% tested and corrected to be Year 2000 compliant. You can monitor State Street Bank's disclosure yourself on the internet website, statestreet.com.

Thornburg Investment Management has a computer network to help us carry out our daily business of managing the assets in our mutual funds. Our information technology director, Stewart Kane, has made a great effort to be certain that our software platforms are Year 2000 compliant.

We look forward to the new year.




Brian McMahon
President, Thornburg Investment Management